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                                                                   EXHIBIT 10.10

                   SEVENTH AMENDMENT TO PROJECT LOAN AGREEMENT

      THIS SEVENTH AMENDMENT TO PROJECT LOAN AGREEMENT (the "Seventh Amendment") is effective as of March 31, 2004, by and between GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender") and DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company (the "Borrower").

                                    RECITALS

      A. The Lender, ADVOCAT INC., a Delaware corporation ("Advocat"), DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation and wholly-owned subsidiary of Advocat ("DMSC"), DIVERSICARE LEASING CORP. ("DLC"), a Tennessee corporation and wholly-owned subsidiary of AFI (defined below), ADVOCAT ANCILLARY SERVICES, INC. ("AAS"), a Tennessee corporation and wholly-owned subsidiary of DMSC, DIVERSICARE CANADA MANAGEMENT SERVICES CO., INC. ("DCMS"), a corporation organized under the laws of Canada and wholly-owned subsidiary of DLC, FIRST AMERICAN HEALTH CARE, INC. ("FAHC"), an Alabama corporation and wholly-owned subsidiary of DLC, DIVERSICARE LEASING CORP. OF ALABAMA ("DLCA"), an Alabama corporation and wholly-owned subsidiary of DLC, ADVOCAT DISTRIBUTION SERVICES, INC. ("ADS"), a Tennessee corporation and wholly-owned subsidiary of DMS, and ADVOCAT FINANCE, INC. ("AFI"), a Delaware corporation and wholly-owned subsidiary of DMS (DLC, AAS, DCMS, DGP, FAHC, ADS, DLCA and AFI, together with any other subsidiaries of Advocat or of the Subsidiaries formed or acquired after the date hereof, are sometimes hereinafter referred to collectively as the "Subsidiaries") entered into that certain Project Loan Agreement dated December 27, 1996, as amended by that certain First Amendment to Project Loan Agreement dated April 30, 2000, by that certain Second Amendment to Project Loan Agreement dated June 30, 2000, by Memorandum dated September 8, 2000, by that certain Third Amendment to Project Loan Agreement dated September 29, 2000, by that certain Fourth Amendment to Project Loan Agreement dated December 31, 2000, and by that certain Fifth Amendment to Project Loan Agreement and Comprehensive Amendment of All Other Loan Documents dated February 28, 2001, as amended by that certain Sixth Amendment to Project Loan Agreement dated December 23, 2002 (the "Loan Agreement"). Pursuant to the terms of the Fifth Amendment to Project Loan Agreement and Comprehensive Amendment of All Other Loan Documents dated February 28, 2001, the Borrower assumed all rights, obligations and benefits of DMSC in, to and under the Loan Document and all Other Loan Documents.

      B. Pursuant to the terms of the Loan Agreement, Lender made a Loan to DMSC, which was assumed by Borrower, in the principal amount of $3,750,000.00 (the "Loan"). Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Loan Agreement.

      C.    The Loan has matured.

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      D.    The Borrower has requested that the Lender extend the Maturity Date, and the Lender has agreed subject to the conditions and terms evidenced herein.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Loan Agreement as follows:

      1. In Article I, the definition of Maturity Date is hereby amended to state "Maturity Date means April 1, 2005."

      2. The Nursing Home has failed to meet the (a) Debt Service Coverage Requirements described in Section 4.3 of the Loan Agreement. This covenant violation is an Event of Default. So long as no additional Event of Default occurs, the Lender has agreed to forebear from taking action relating to Borrower's failure to achieve and maintain the March 31, 2004 Debt Service Coverage Requirements. The forbearance described herein shall cease immediately, and Lender may pursue its remedies related to the defaults described above, should the Borrower fail to comply with the terms set forth herein or should Borrower fail again to meet the Debt Service Coverage Requirements so long as the Loan is outstanding.

      3. The Borrower does not currently maintain the insurance coverages required pursuant to Section 5.7(f) of the Master Loan Agreement; specifically, the following delinquencies exist:

            a. Section 4.4(a) requires professional liability insurance in the amount of at least $1,000,000.00 per occurrence, $3,000,000 aggregate, with a $5,000,000 umbrella coverage which includes coverage for professional liability.

            b. Section 4.4(b) requires general liability insurance in an amount equal to at least $1,000,000 per occurrence, $3,000,000 aggregate, with a $5,000,000 umbrella policy.

            Advocat currently maintains professional and general liability insurance in the amount of $250,000 claims made and $500,000 in the aggregate, with no umbrella coverage, for all facilities affiliated with Advocat, including the Nursing Home. These deficiencies constitute an Event of Default under the Loan Agreement; however, on the following conditions, the Lender is willing to forebear from pursuing its remedies related to this Event of Default:

                  i. At such time as the Lender, in its sole discretion, determines that it is commercially reasonable for the Borrower to obtain the coverages described above, the Borrower shall obtain the insurance coverages described.

                  ii. Commencing with the month ending on 4/30/2004 and continuing on a monthly basis through the Maturity Date, the Borrower shall report to Lender all claims, potential claims, medical record requests, and self-reported incidents along with the status of each item reported, in a reporting form acceptable to Lender. Additionally, the Borrower shall provide to the Lender, on a monthly basis, a summary of all insurance claims relating to the Nursing Home for the month then ended.

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                  iii.  Commencing with the quarter ending on 6/30/2004 and
continuing on a quarterly basis through the Maturity Date, Advocat shall report to Lender all claims, potential claims, medical record requests, and self-reported incidents along with the status of each item reported, in a reporting form acceptable to Lender. Additionally, Advocat shall provide to the Lender, on a quarterly basis, a summary of all insurance claims relating to Advocat or any affiliated entity for the quarter then ended.

                  iv. Commencing with the period ending on 6/30/2004, the Borrower shall maintain an insurance risk management program at the Nursing Home, which program must be reviewed by the Lender and/or its insurance consultant and must describe in detail the methods to control or limit possible insurance claims and the methods to manage or compromise existing and future claims. On a quarterly basis, the Borrower shall provide a full report detailing the foregoing to the Lender.

            The forbearance described herein shall cease immediately should the Borrower fail to comply with the terms set forth herein.

            Except as expressly amended hereby, the Loan Agreement shall remain unchanged and shall continue in full force and effect.

            IN WITNESS WHEREOF, the Borrower and the Lender have caused this Seventh Amendment to be executed by their duly authorized representatives, as of the date first set forth above.

                                         BORROWER:

                                         DIVERSICARE AFTON OAKS, LLC, a
                                         Delaware limited liability company

                                         By:  Diversicare Leasing Corp., a
                                         Tennessee corporation, its sole member

                                         /s/ Glynn Riddle
                                         _______________________________________
                                         Glynn Riddle, Vice President and
                                         Chief Financial Officer

                                         LENDER:

                                         GMAC COMMERCIAL MORTGAGE CORPORATION, a
                                         California corporation

                                         By: /s/ Laura Y. McDonald
                                             ___________________________________
                                         Its: Senior Vice President
                                              __________________________________

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